                                                                   EXHIBIT 10.24

       * Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment which has been
                         filed separately with the SEC.

                    EOTT ENERGY OPERATING LIMITED PARTNERSHIP
                                  P.O. BOX 4666
                            HOUSTON, TEXAS 77210-4666


                                  June 27, 2001


Koch Petroleum Group, L.P.
4111 East 37th Street North
Wichita, Kansas 67220

Attention:        Mr. James B. Urban
                  Vice President

         Re: Crude Oil Supply and Terminalling Amendment dated December 1, 1998 by and between EOTT Energy Operating Limited Partnership ("EOTT") and Koch Petroleum Group, L.P. ("Koch"), EOTT Contract No. 37562

Gentlemen:

                  Section 2.1 (d) of the referenced Agreement provides for a yearly adjustment of the Supply Volumes [*]

         If this letter accurately sets forth Koch's understanding of our agreement, please evidence your agreement by signing on behalf of Koch in the space provided on both counterparts of this letter, then return one fully executed counterpart to EOTT by fax (713-993-5813) and by mail for its files as soon as possible.

         Please contact me at (713) 993-5332 if you have any questions.

                                        Very truly your,

                                        /s/ Robert Sanford mms

                                        Robert Sanford
                                        General Manager

Agreed to and accepted this 27th
Day of July, 2001

By:      Koch Petroleum Group, L.P.
         By:  KPG/GP, Inc., its General Partner

         By:      /s/ James B. Urban ssp
                  -------------------------
         Name:    James B. Urban
                  -------------------------
         Title:   Trading Manager
                  -------------------------